UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 25, 2007

ENERGTEK INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-51249	42-1708652
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o David Lubin & Associates, PLLC
26 East Hawthorne Avenue
Valley Stream, NY 11580

 (Address of principal executive offices)

(516) 887-8200

 (Registrant's Telephone Number, Including Area Code)

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Form 8-K, dated June 25, 2007, filed by Energtek, Inc. with the Securities and Exchange Commission on June 26, 2007 (the “Form 8-K”). The purpose of this amendment is to provide the financial statements and information required pursuant to Item 9.01 of the Form 8-K which were unavailable at the time of filing the Form 8-K.

Section 9 – Financial Statements and Exhibits
Item 9.01  Financial Statements and Exhibits

(a)	Financial Statements of business acquired.

    Financial Statements of Angstore Technologies Ltd. as of December 31, 2006 (Audited)

(1)	Report of Independent Registered Public Accounting Firm
(2)	Balance Sheets
(3)	Statements of Operations
(4)	Statements of Changes in Stockholders’ Deficiency
(5)	Statements of Cash Flows
(6)	Notes to the Financial Statements

Financial Statements of Angstore Technologies Ltd. as of March 31, 2007 (Unaudited)

(1)	Balance Sheets
(2)	Statements of Operations
(3)	Statements of Changes in Stockholders’ Deficiency
(4)	Statements of Cash Flows
(5)	Notes to Financial Statements

(b)	Pro forma financial information.

(1)	Pro forma Condensed Combined Balance Sheet as of March 31, 2007 (unaudited)
(2)	Pro forma Condensed Combined Statement of Operations for the three month period ending March 31, 2007 (unaudited)
(3)	Pro forma Condensed Combined Statements of Operations for the year ended December 31, 2006
(4)	Notes to pro forma Condensed Combined Financial Statements

(c)	Exhibits. None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2007
ENERGTEK, INC. (Registrant)

	By:	/s/ Doron Uziel
	Name:	Doron Uziel
	Title:	Chief Executive Officer

FINANCIAL STATEMENTS
As Of December 31, 2006

(Audited)

ANGSTORE TECHNOLOGIES LTD.

FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2006
(Audited)

TABLE OF CONTENTS

Page
Report of independent registered public accounting firm	1
Balance Sheets	2-3
Statements of Operations	4
Statements of Changes in Stockholders’ Deficiency	5
Statements of Cash Flows	6
Notes to the Financial Statements	7-13

The amounts are stated in U.S. Dollars
____________________
____________
______

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Stockholders of
ANGSTORE TECHNOLOGIES LTD.
(A DEVELOPMENT STAGE COMPANY)

We have audited the accompanying balance sheets of Angstore Technologies Ltd.( a development stage company) ("the Company") as of December 31, 2006 and 2005 the related statements of operations, changes in stockholders' deficiency and cash flows for each of the two years in the period ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financials statement based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.

Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2006 and 2005 and the results of its operation and its cash flow for each of two years in the period ended December 31, 2006, in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financials statements the Company has suffered recurring losses from operations, and will not be able to continue its operation without funds from its share holders. This raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Tel-Aviv, Israel
Ziv Haft
June 20, 2007	Certified Public Accountants (Isr.)
BDO Member Firm

BALANCE SHEETS

As of December 31, 2006
(U.S Dollars)

		As Of December 31,
	Note	2006	2005
Assets

Current assets:
Cash and cash equivalents	2C	5,170	3,224
Accounts receivable-Chief Scientist		-	15,382
Tax refund receivable		712	-
Total Current Assets		5,882	18,606

Deposits		355	-

Fixed assets:	2D,3
Cost		68,336	34,037
Less - accumulated depreciation		(25,309)	(15,616)
Total Fixed Assets		43,027	18,421

Other assets:	2F,4
Patent		42,055	-
Less - accumulated amortization		(818)	-
Total Other Assets		41,237	-
Total assets		90,501	37,027

BALANCE SHEETS
 (U.S Dollars)

		As of December 31,
	Note	2006	2005
Liabilities and Stockholders’ equity
Current liabilities:
Related Party	11	478,617	192,878
Suppliers and Service Providers		22,200	1,395
Other accounts payable	6	32,501	869
Total current liabilities		533,318	2,264

Long-term liabilities:
Severance pay liability	9	11,390	-

Stockholders’ equity:
Ordinary Shares, NIS 1 par value each (31,900 shares authorized as of December 31, 2006 and 2005;9,000 shares issued and fully paid as of December 31, 2006 and 2005)	8	2,021	2,021
Additional Paid-in Capital		167,695	117,695
Accumulated other comprehensive profit (loss)		(20,610)	1,448
Deficit accumulated during the development stage		(603,313)	(279,279)
Total stockholders' deficiency		(454,207)	(158,115)
Total liabilities and stockholders’ equity		90,501	37,027

20 June , 2007
Date of approval of financial statements	Lev Zaidenberg-CEO	Barukh Foux

The accompanying notes form an integral part of the financial statements.

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

STATEMENTS OF OPERATIONS
(U.S Dollars)

		For the year ended December 31,		Cumulative from Inception (May 26,2003) to December 31
	Note	2006	2005	,2006
Revenues:
Revenues from Consulting fees		98,978	-	98,978

Research and Development expenses:
Salary		87,916	61,205	321,655
Subcontractors		56,318	34,389	110,182
Material purchase		45,207	1,188	55,502
Laboratory (including depreciation)		18,366	2,952	21,318
		207,807	99,734	508,657
Less participation of Chief Scientist Office		-	(41,002)	(267,799)
Total R&D Expenses		207,807	58,732	240,858

General and administrative expenses
Office and maintenance		49,232	58,492	148,963
Management fees and Consulting from related parties		94,073	64,863	164,217
Travel abroad		28,314	6,660	44,063
Vehicle and Freight expenses		2,856	12,117	14,973
Depreciation and Amortization		1,542	7,212	17,544
Professional fees		13,377	-	15,652
Licensing and Permits		-	9,007	9,007
Advertising and promotion		10,327	5,105	31,499
Total General and Administrative expenses		199,721	163,456	445,918
Operating loss		(308,550)	(222,188)	(587,798)

Financial income ( losses), net		(15,484)	201	(15,515)
Net loss		(324,034)	(221,987)	(603,313)

The accompanying notes form an integral part of the financial statements.

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
From Inception (May 26, 2003) through December 31, 2006
(U.S Dollars)

	Share	Additional Paid-In	Deficit accumulated during the development	Accumulated other comprehensive
	Capital	Capital	stage	loss	Total
	US$	US$	US$	US$	US$
Balance as at May 26, 2003	2,021	-	-	-	2,021
Investment of related party		57,263	-	-	57,263
Net Loss for the year	-	-	(37,860)	-	(37,860)
Balance as at December 31, 2003	2,021	57,263	(37,860)	-	21,424
Investment of related party		60,432	-	-	60,432
Net Loss for the year	-	-	(19,632)	-	(19,632)
Balance as at December 31, 2004	2,021	117,695	(57,292)	-	62,424
Currency adjustment translation	-	-	-	1,448	1,448
Net Loss for the year	-	-	(221,987)	-	(221,987)
Balance as at December 31, 2005	2,021	117,695	(279,279)	1,448	(158,115)
Currency adjustment translation	-	-	-	(22,058)	(22,058)
Issuance of stock option (see Note 8)	-	50,000	-	-	50,000
Net Loss for the year	-	-	(324,034)	-	(324,034)

Balance as at December 31, 2006	2,021	167,695	(603,313)	(20,610)	(454,207)

The accompanying notes form an integral part of the financial statements

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

STATEMENTS OF CASH FLOWS
 (U.S Dollars)

	For the year ended December 31,
	2006	2005	Cumulative from Inception (May 26,2003) to December 31 ,2006
Cash flows generated by operating activities:
Net loss	(324,034)	(221,987)	(603,313)
Adjustments required net loss to net cash in operating activities:
Depreciation and Amortization	8,693	7,260	23,808
Accumulated interest on loans and linkage differences	14,239	-	36,808
Decrease in accounts receivable	15,888	(1,551)	441,809
Increase in other current assets	(675)	-	-
Increase in related party	248,078	193,731	(675)
Increase in Suppliers and Service Providers	19,606	(3,263)	20,883
Increase in accounts payable	29,915	(36,040)	30,574
Increase in Severance pay liability	10,798	-	10,798
Net cash outflow generated by operating activities	22,508	(61,850)	(39,308)

Cash flows generated by investing activities:
Patent Capitalization	(41,676)	-	(41,676)
Purchase of fixed assets	(30,155)	-	(64,285)
Deposits	(355)	-	(355)
Net cash outflow generated by investing activities	(72,186)	-	(106,316)

Cash flows generated from financing activities:
Issuance common stock			2,021
Investment of Related Party	50,000	-	167,695
Net cash inflow generated from financing activities:	50,000	-	169,716

Currency adjustment translation	1,624	1,327	(18,922)
Net increase in cash and cash equivalents	1,946	(60,523)	5,170
Cash and cash equivalents at beginning of period	3,224	63,747	-
Cash and cash equivalents at end of period	5,170	3,224	5,170

The accompanying notes form an integral part of the financial statements.

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - GENERAL:

Angstore Technologies Ltd (Hereinafter the Company) was founded in Israel in 2002 by a group of renowned scientists, high-tech entrepreneurs and industry specialists. The Company is developing an economically viable technology for storage of natural gas by adsorption method (Adsorbed Natural Gas - ANG). Gas storage tanks using this technology are filled with adsorbent material that can act as a sponge to adsorb natural gas ("NG").

As of December 31, 2006 the Company was a wholly owned subsidiary of Radel LLC, incorporated in the State of New York, USA. Radel LLC belongs to Moregastech SRL, a French company supplying products and services in the field of high-pressure gases storage and transportation equipment and Natural Gas Vehicles (NGV).

On November 8, 2006, the Company issued to Energtek Inc. incorporated in the State of Nevada, USA, an option to purchase up to 7,364 shares of its common stock, which would represent approximately 45% of the issued and outstanding shares of its common stock. The option is valid until June 30, 2007.

On January 2, 2007 the Company received $30,000 and issued to Energtek Inc. 818 shares, which represented approximately 8.33% of the issued and outstanding shares.
On April 29, 2007 the Company received $50,000 and issued to Energtek Inc. 1,363 shares common shares, which represented approximately 12.19% of the issued and outstanding shares.

On May 24, 2007 the Company received $50,000 and issued to Energtek Inc. 1,363 shares common shares.

As of May 24, 2007 the Company has issued to Energtek Inc a total of 3,544 shares, which represent approximately 28.25% of the issued and outstanding shares.

The Company depends on its stockholders for its financing. In case the stockholders would not provide such financing, the Company will not be able to continue its operations. The company will need additional working capital for its future planned expansion of activities which raises substantial doubt about its ability to continue as a going concern. Continuation of the Company as a going concern is dependent upon obtaining sufficient working capital to be successful in that effort. Through the acquisition of it’s shares by Energtek Inc., the Company is planning on receiving the funding necessary to meet its working capital requirements. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES:

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("GAAP"). The significant accounting policies, followed in the preparation of the financial statements, on a consistent basis, are:

A.	Use of estimates:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.	Financial statements in U.S. dollars:

The currency of the primary economic environment in which the operations of the Company is conducted is New Israeli Shekel (NIS). The Company has elected to use the dollar as its reporting currency.

The financial statements of the Company have been translated into dollars under the principles described in Financial Accounting Standards Board Statement No. 52, "Foreign Currency Translation". Assets and liabilities have been translated at period-end exchange rates. The results of operations have been translated at the exchange rates on the dates on which the transactions occurred or at average exchange rates. Differences resulting from translation are presented under stockholders' equity, in the item “accumulated other comprehensive loss”.

The representative rate of exchange of the New Israeli Shekel (NIS) as of December 31, 2006 was $1.00 = NIS 4.225, as of December 31, 2005 was $1.00 = NIS 4.603.

C.	Cash and cash equivalents:

Cash and cash equivalents include deposits in banks with original maturities of three months or less.

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.):

D.	Fixed assets:

Fixed assets are stated at cost.

Cost is depreciated by the straight-line method on the basis of the estimated useful life of the assets. Annual depreciation rates are as follows:

%
Leasehold improvements	10
Computers and peripheral equipment	10-33
Instruments and laboratory equipment	20
Furniture and office equipment	7-33
Motor vehicles	15
Patent	10

F.	Research and development cost and expenses:

Product development expenses are charged to operations as incurred, except patent registration and application fees that are capitalized in other assets according to Financial Accounting Standards Board Statement No 2, "Accounting for research and development costs".

G.	Fair value of financial instruments:

The carrying value of all financial instruments potentially subject to valuation risk (principally consisting of cash and cash equivalents) approximate their fair value.

H.	Concentrations of credit risk:

Cash and cash equivalents are invested in major banks in Israel. Management believes that the financial institutions that hold the Company’s investments are financially sound and, accordingly, minimal credit risk exists with respect to these investments.

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Cont.):

I.	Impairment of long-lived assets:

The Company applies SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" ("SFAS 144"). According to SFAS 144, long-lived assets are reviewed for impairment when events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Determination of recoverability is based on an estimate of undiscounted future cash flows resulting from the use of the asset and its eventual disposition. In the event that such cash flows are not expected to be sufficient to recover the carrying amount of the assets, the assets are written down to their estimated fair values.

l.	Income taxes:

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes" ("SFAS No. 109"). SFAS No. 109 prescribes the use of the liability method whereby deferred tax asset and liability account balances are determined based on differences between financial reporting and tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

NOTE 3 – FIXED ASSETS:

(U.S Dollars)	December 31
	2006	2005
Instruments and laboratory equipment	51,042	32,284
Motor vehicles	15,385	-
Computers and software	1,909	1,753

Fixed assets	68,336	34,037

Accumulated depreciation	(25,309)	(15,616)
Fixed assets less accumulated depreciation	43,027	18,421

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

NOTES TO THE FINANCIAL STATEMENTS

NOTE 4 - PATENT

The Company has rights for the “Storage systems for absorbable gaseous fuel and methods of producing the same” patent application. This patent application provides protection to the inventions and know-how of the Company relating to certain design principles and manufacturing methods of the gas tank being developed by the Company, intended for storage of natural gas on the basis of the Adsorbed Natural Gas storage technology.

In the end of 2006 following the end of the PCT stage, the Company entered into the process of registration of the patent application in several countries.

The registration fees in the amount of $41,676 were capitalized to other assets.

NOTE 5 - COMMITMENTS AND CONTINGENCIES

Office of the Chief Scientist Grants and Technological Incubator A.T.I

The Company’s research and development efforts have been partially financed through grants from the Office of the Chief Scientist of the Israeli Ministry of Industry and Trade (the “OCS”) which have been got by the means of the Ashkelon Technological Incubator A.T.I ("the ATI"), in Ashkelon, Israel. In return for the OCS’s financing, the Company is committed to pay, by the means of the ATI, royalties to the Israeli Government at the rate of 3% for each of the first three years of revenues related to the technology developed with the support of the OCS, at the rate of 4% for each of the next three years (starting from the fourth year )and , at the rate of 5% from the seventh year onwards, up to 100% of the amount of the grants received. There are no future performance obligations related to the grants received from the OCS. During the years 2003-2005 the Company received from the OCS office a total cumulative amount of 267,799$.

In addition, the Company is committed during the first seven years of research and development activity to manage activities in the area of Ashkelon, Israel. if not, the Company is committed to pay, in addition to the amount above, 1 % of the sales of its product up to the total of 500,000$.

See also subsequent events.

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

NOTES TO THE FINANCIAL STATEMENTS

NOTE 6 - ACCOUNTS PAYABLE:

Comprise:

(U.S Dollars)	December 31
	2006	2005
Employees	7,242	185
Employee institutions	8,928	-
Accrued expenses	13,730	684

VAT	2,601	-
TOTAL	32,501	869

NOTE 7 - SEVERANCE PAY, NET:

Under Israeli Law and labor agreements, the Company is required to make severance payments to dismissed employees and to employees terminating employment under certain other circumstances. This liability is calculated based on the last salary of the employees multiplied by the number of years of employment for each employee respectively, in accordance with the "severance pay laws". The Company's liability for required severance payments is covered by purchase of insurance policies for the employees.

NOTE 8 - SHARE CAPITAL:

On November 8, 2006, Angstore issued to the USA company Energtek Inc.(hereinafter Energtek) a stock option to purchase up to 7,364 shares of its common stock, which would represent approximately 45% of the issued and outstanding shares of its common stock, at an exercise price of $36.675 per share. The option is valid until June 30, 2007. For the said option the Company received an amount of $50,000. See also Note 9.

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY
NOTES TO THE FINANCIAL STATEMENTS

NOTE 9- SUBSEQUENT EVENTS:

On January 2, 2007 the Company issued to Energtek 818 shares for aggregate purchase price of $30,000.

On April 30, 2007 the Company issued to Energtek 1,363 shares for the aggregate purchase price of $50,000.

On May 24, 2007 the Company issued to Energtek 1,363 shares for the aggregate purchase price of $50,000.

As of May 24, 2007, Energtek is the owner of a total of 3,544 shares (representing approximately 28.25%) of the outstanding common stock of the Company

On May 7, 2007 the company got approval from the Office of the Chief Scientist of the Israeli Ministry of Industry for the continuing financing of Company’s R&D activities up to about 150,000 dollars.

The Company is entitled to the grants only upon incurring research and development expenditures. In return for the OCS’s participation, the Company is committed to pay royalties to the Israeli Government.

Between January 1, 2007 and June 11, 2007, the Company received about 260,000 dollars as loans from related parties.

NOTE 10- DEFERRED TAXES:

	December 31
	2006	2005
Net operating losses carried forward	(603,313)	(279,279)
Valuation allowance	603,313	279,279
TOTAL	-	-

NOTE 11- RELATED PARTY:

The current liabilities to related parties are partly linked to the Consumer Price Index and partly Euro linked and not interest -bearing. Debts linked to New Israeli Shekels, in the amount of $75,023 were repaid during 2007.

FINANCIAL STATEMENTS
As Of March 31, 2007

(Unaudited)

ANGSTORE TECHNOLOGIES LTD.

FINANCIAL STATEMENTS
AS OF MARCH 31, 2007
(Unaudited)

TABLE OF CONTENTS

Page
Balance Sheets	1-2
Statements of Operations	3
Statements of Changes in Stockholders’ Deficiency	4
Statements of Cash Flows	5
Notes to Financial Statements	6-10

The amounts are stated in U.S. Dollars( $ )

____________________
____________
______

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

ANGSTORE TECHNOLOGIES LTD.
(A DEVELOPMENT STAGE ENTERPRISE)

CONDENSED BALANCE SHEET
(U.S Dollars)

	As of 31/03/2007 (Unaudited)	As of 31/03/2006 (Unaudited)	As of 31/12/2006 (Audited)

ASSETS
Current Assets
Cash and cash equivalents	98,813	6,016	5,170
Tax refund receivable	8,087	1,555	712

Total current assets	106,900	7,571	5,882

DEPOSITS	3,774	-	355

FIXED ASSETS, NET:
Cost	69,508	33,584	68,336
Less - accumulated depreciation	(28,984)	(17,144)	(25,309)
	40,524	16,440	43,027

OTHER ASSETS, NET:
Patent	42,763	-	42,055
Less - accumulated depreciation	(1,886)	-	(818)
	40,877	-	41,237

TOTAL ASSETS	192,075	24,011	90,501

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

CONDENSED BALANCE SHEET
(U.S Dollars)

	As of 31/03/2007 (Unaudited)	As of 31/03/2006 (Unaudited)	As of 31/12/2006 (Audited)
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
Related party	690,448	267,582	478,617
Service providers	34,180	1,083	22,200
Other accounts payable	24,366	183	32,501
Total current liabilities	748,994	268,848	533,318

Long-tern liabilities
Severance pay liability	11,551	-	11,390

Stockholders' equity
Ordinary Shares, NIS 1 par value each, (31,900 shares authorized as of March 31,2007 ,December 31, 2006 and 2005; 9,817 shares issued and fully paid as of March 31, 2007 9,000 shares issued and fully paid as of December 31, 2006 and 2005)	2,216	2,021	2,021
Additional paid-in capital	197,500	117,695	167,695
Currency adjustment translation	(28,980)	3,368	(20,610)
Deficit accumulated during the development stage	(739,206)	(367,921)	(603,313)
Total Stockholders' equity	(568,470)	(244,837)	(454,207)

Total Liabilities and Stockholders' Equity	192,075	24,011	90,501

24 June , 2007
Date of approval of financial statements	Lev Zaidenberg-CEO	Barukh Foux

The accompanying notes form an integral part of the financial statements.

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

CONDENSED STATEMENTS OF OPERATIONS

	Three Months Ended		Year Ended	Cumulative from
	March-31	March-31	Dec-31	Inception (May 26, 2003)
	2007 (Unaudited)	2006 (Unaudited)	2006 (Audited)	to March 31, 2007

Revenues from consulting (related party)	40,940	-	98,978	139,918

Operating Expenses:
Research and Development expenses	117,964	18,589	207,807	358,821
General and administrative expenses	58,073	62,581	199,721	503,991

Total Operating Expenses	176,037	81,170	407,528	862,813

Net loss from operations	(135,097)	(81,170)	(308,550)	(722,895)

Other Income
Financial expenses, net	(796)	(7,472)	(15,484)	(16,311)

Total other income(expenses)	(796)	(7,472)	(15,484)	(16,311)

Net Loss	(135,893)	(88,642)	(324,034)	(739,206)

The accompanying notes form an integral part of the financial statements.

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIENCY
(U.S Dollars)

	Share Capital	Additional Paid-In Capital	Deficit accumulated during the development stage	Accumulated other comprehensive loss	Total
	US$	US$	US$	US$	US$

Balance as of January 1, 2007 (Audited)	2,021	167,695	(603,313)	(20,610)	(454,207)
Currency adjustment translation	-	-	-	(8,370)	(8,370)
Issuance of common stock	195	29,805	-	-	30,000
Net loss for the period	-	-	(135,893)	-	(135,893)

Balance as of March 31, 2007 (Unaudited)	2,216	197,500	(739,206)	(28,980)	(568,470)

Balance as of January 1, 2006(Audited)	2,021	117,695	(279,279)	1,448	(158,115)
Currency adjustment translation	-	-	-	1,920	1,920
Net loss for the period	-	-	(88,642)	-	(88,642)
Balance as of March 31, 2006(Unaudited)	2,021	117,695	(367,921)	3,368	(244,837)

Balance as of January 1, 2006(Audited)	2,021	117,695	(279,279)	1,448	(158,115)
Currency adjustment translation	-	-	-	(22,058)	(22,058)
Issuance of stock options	-	50,000	-	-	50,000
Net loss for the year	-	-	(324,034)	-	(324,034)
Balance as of December 31, 2006 (Audited)	2,021	167,695	(603,313)	(20,610)	(454,207)

The accompanying notes form an integral part of the financial statements.

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

CONDENSED CASH FLOWS

	Three Months Ended		Year Ended	Cumulative from Inception (May
	March-31	March-31	Dec-31	26,2003)
	2007 (Unaudited)	2006 (Unaudited)	2006 (Audited)	to March 31, 2007
Cash Flows from Operating Activities:
Net Loss	(135,893)	(88,642)	(324,034)	(739,206)
Adjustments to reconcile net loss to net cash
provided be operating activities:
Depreciation and Amortization	4,256	1,734	8,693	28,064
Accumulated interest on loans and linkage differences	4,587	7,443	14,239	41,395
Related party	(13,818)	69,756	248,078	427,991
Increase in accounts receivable	-	15,163	15,888	-
Decrease in other current assets	(7,257)	(1,553)	(675)	(7,932)
Increase(decrease) in Suppliers and Service Providers	11,439	(293)	19,606	32,322
Increase(decrease) in accounts payable	(8,558)	(675)	29,915	22,016
Increase in severance pay liability	(30)	-	10,798	10,768
Net cash used in operating activities	(145,274)	2,933	22,508	(184,582)

Cash Flows from Investing Activities:
Patent Capitalization	-	-	(41,676)	(41,676)
Purchase of fixed assets	-	-	(30,155)	(64,285)
Deposits	(3,419)	-	(355)	(3,774)
Net cash used in Investing Activities	(3,419)	-	(72,186)	(109,735)

Cash Flows from Financing Activities:
Issuance of common stock	195	-	-	2,216
Investment from related party	249,805	-	50,000	417,500
Net cash provided by financing activities	250,000	0	50,000	419,716
Currency adjustment translation	(7,664)	(141)	1,624	(26,586)
Net Increase in Cash	93,643	2,792	1,946	98,813
Cash at Beginning of Period	5,170	3,224	3,224	0
Cash at end of period	98,813	6,016	5,170	98,813

The accompanying notes form an integral part of the financial statements.

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1 - GENERAL:

Angstore Technologies Ltd (Hereinafter the “Company”) was founded in Israel in 2002 by a group of renowned scientists, high-tech entrepreneurs and industry specialists. The Company has developed an economically viable technology for storage of natural gas by an adsorption method (Adsorbed Natural Gas - ANG). Gas storage tanks using this technology are filled with adsorbent material that can act as a sponge to adsorb natural gas ("NG").

As of December 31, 2006 the Company was a wholly owned subsidiary of Radel LLC, incorporated in the State of New York, USA. Radel LLC belongs to Moregastech SARL, a French company supplying products and services in the field of high-pressure gases storage and transportation equipment and Natural Gas Vehicles (NGV).
On November 8, 2006, the Company issued to Energtek Inc. incorporated in the State of Nevada, USA, an option to purchase up to 7,364 shares of its common stock, which would represent approximately 45% of the issued and outstanding shares of its common stock. The option is valid until June 30, 2007.
On January 2, 2007 the Company received $30,000 and issued to Energtek Inc. 818 shares, which represent approximately 8.33% of the issued and outstanding shares.
On April 29, 2007 the Company received $50,000 and issued to Energtek Inc. 1,363 shares common shares, which represent approximately 12.19% of the issued and outstanding shares.
On May 24, 2007 the Company received $50,000 and issued to Energtek Inc. 1,363 shares common shares.
As of May 24, 2007 the Company has issued to Energtek Inc a total of 3,544 shares, which represent approximately 28.25% of the issued and outstanding shares.

The Company depends on its Stockholders for its financing. In case the Stockholders will not provide such financing, the Company will not be able to continue its operations.
The company will need additional working capital for its future planned expansion of activities service, which raises substantial doubt about its ability to continue as a going concern. Continuation of the Company as a going concern is dependent upon obtaining sufficient working capital to be successful in that effort. Through the acquisition of it’s shares by Energtek Inc., the Company is planning on receiving the funding necessary to meet its working capital requirements. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result from the outcome of this uncertainty.

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited interim consolidated financial statements of Angstore Technologies Ltd. for the three months ended March 31, 2007 have been prepared in accordance with the requirements for unaudited interim periods, and consequently might not include all disclosures required to be in conformity with accounting principles generally accepted in the United States of America and the rules of the Securities and Exchange Commission. These interim consolidated financial statements should be read in conjunction with the audited financial statements and notes thereto contained in our Annual Report for fiscal year. In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the consolidated financial statements which would substantially duplicate the disclosure contained in the audited consolidated financial statements for fiscal year 2006.

The Company is considered to be a development stage company and as such the financial statements presented herein are presented in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 7 “Accounting and Reporting by Development Stage Enterprises”.

Basic and Dilutive Net Income (Loss) Per Share

Basic net income (loss) per share amounts are computed based on the weighted average number of shares actively outstanding in accordance with SFAS NO. 128 “Earnings Per Share". All outstanding stock options, warrants and preferred stock have been excluded from the calculation of the diluted net loss per share since their effect was anti-dilutive.

Cash and Cash Equivalents

The Company considers all highly liquid debt securities purchased with original or remaining maturities of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value.

Fair Value of Financial Instruments

The carrying value of current assets and liabilities approximated their fair values as of March 31, 2007.

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

Financial and Concentration Risk

The Company does not have any concentration or related financial credit risk.

Fixed Assets:

Fixed assets are stated at cost.
Cost is depreciated by the straight-line method on the basis of the estimated useful life of the assets. Estimated useful lives are as follows:

Useful Life
Leasehold improvements	10 years
Computers and peripheral equipment	3-10 years
Instruments and laboratory equipment	5 years
Furniture and office equipment	3-15 years
Motor vehicles	7 years
Patent	10 years

Presentation

According to EITF 06-3, " How Taxes Collected from Customers and Remitted to Governmental Authorities Should Be Presented in the Income Statement (That Is, Gross versus Net Presentation)", all expense items are presented net in the income statement.

Recent Accounting Pronouncements

SFAS 159. In February 2007, the Financial Account Standards Board (the “FASB”) issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities.” SFAS 159 permits entities to choose now to measure many financial instruments and certain other items, at fair value. SFAS 159 applies to reporting periods beginning after November 15, 2007. The adoption of SFAS 159 is not expected to have a material impact on the Company’s financial condition or results of operations.

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

NOTES TO THE FINANCIAL STATEMENTS

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONT.)

SFAS 157. In September 2006 the FASB issued its Statement of Financial Accounting Standards 157, Fair Value Measurements. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, or “GAAP,” and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. FAS 157 effective date is for fiscal years beginning after November 15, 2007. We do not expect that an adoption of this standard will have a material impact on our financial position, operations or cash flows.
FIN 48. In June 2006, the FASB issued FASB Interpretation (FIN) No. 48, “Accounting for Uncertainty in Income Taxes,” which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. This Interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. This Interpretation also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. This Interpretation did no have a material impact on our consolidated financial position, results of operations or cash flows.

Start -up Costs

Cost incurred in connection with commencing operations, including general and administrative expenses, are charged to operations in the period incurred.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of these financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ANGSTORE TECHNOLOGIES LTD
DEVELOPMENT STAGE ENTITY

NOTES TO THE FINANCIAL STATEMENTS

NOTE 3- SUBSEQUENT EVENTS:

On April 30, 2007 the Company issued to Energtek 1,363 shares for aggregate purchase price of $50,000.
On May 24, 2007 the Company issued to Energtek 1,363 shares for aggregate purchase price of $50,000.
As of May 24, 2007, the Energtek is the owner of a total of 3,544 shares (representing approximately 28.25%) of the outstanding common stock of the Company

On May 7, 2007 the company got approval from the Office of the Chief Scientist of the Israeli Ministry of Industry for the continuing financing of Company’s R&D activities up to about 150 thousand dollars.

ENERGTEK, INC.
PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The unaudited pro forma combined financial information, presenting on a pro-forma basis the full inclusion of Angstore Technologies Ltd. as if the acquisition was effective starting January 1, 2006, include statements of operations for the year ended December 31, 2006, and for the three months ended March 31, 2007, and balance sheets at March 31, 2007 which assumes the Angstore Technologies Ltd acquisition occurred on that date.

On June 29, 2007, Energtek Inc. (hereinafter “we” or the “Company”) entered into an Investment Agreement with Angstore Technologies Ltd. (“Angstore”), an Israeli company engaged in the development of Adsorbed Natural Gas systems and other clean energy technologies relating to natural gas vehicles. Pursuant to, and in accordance with, the Investment Agreement (the “Agreement”), the Company agreed to purchase an aggregate of 16,364 shares of Angstore’s common stock at a price per share of $27.50 for an aggregate amount of $450,010 (the “Purchased Shares”). In accordance with the Agreement, 4,000 of the Purchased Shares, having an aggregate value of $110,000, were purchased and issued contemporaneously with the execution of the Agreement. Thereafter, additional 8,000 of the Purchased Shares, having an aggregate value of $220,000, were purchased on or before July 19, 2007, with the balance of the 4,364 of the Purchased Shares, having an aggregate value of $120,010, to be purchased and issued on or before August 31, 2007. As of the date of this report, the company owns 18,364 out of the 28,364 issued and outstanding shares of Angstore, which represent approximately 68.3% of the total issued and outstanding shares. Upon completion of the acquisition of the Purchased Shares in accordance with the Agreement, the Company will own an aggregate of 23,728 shares of Angstore representing approximately 72.5% of Angstore’s issued and outstanding common stock. Operating results of Angstore are included in the operating results of the Company’s condensed combined financial statements as of June 29, 2007.

The following unaudited pro forma condensed combined financial statements give effect to the acquisition by the Company of Angstore. This acquisition will be accounted for as a purchase business combination. The consideration paid in the Acquisition has been accounted for under FAS141 "Business Combinations" the company allocated an amount of 598,911 to IPRD and expended it immediately in accordance with fin 4 .the purchase price allocation is preliminary. These unaudited pro forma condensed combined financial statements have been prepared from the historical consolidated financial statements of the Company and Angstore and should be read in conjunction therewith.

The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the merger had been consummated on the indicated dates, nor is it necessarily indicative of future operating results. The pro forma adjustments are based on information available at the time of this filing.

ENERGTEK, INC.

ENERGTEK INC.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED CONDENSED PROFORMA BALANCE SHEET
As of March 31, 2007 (Unaudited)

US Dollars	Energtek Inc. (Historical)	Angstore Technologies Ltd (Historical)	Pro forma adjustments	Ref.	Pro forma balances
ASSETS
Cash and Cash Equivalents	1,068,643	98,813			1,167,456
Accounts receivable, net	53,897	8,087	(7,220)	Note 2	54,764
Total current assets	1,122,540	106,900	(7,220)		1,222,220
Deposits	4,755	3,774			8,529
Fixed Assets, net:	17,570	40,524	-		58,094
Shares Investment	30,000	-	(30,000)	Note 3	-
Patent rights	-	40,877			40,877
TOTAL ASSETS	1,174,865	192,075	(37,220)		1,329,720
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Related Party	-	690,448	(690,448)	Notes 2,4	-
Account payable and Accrued Liabilities	153,041	58,546		Note 4	211,587
Loans From Minority Holder in Subsidiary			683,228		683,228
TOTAL CURRENT LIABILITIES	153,041	748,994	(7,220)		894,815
Severance pay liability	-	11,551			11,551
Minority Interest			442		442
STOCKHOLDERS' EQUITY
Common Stock	52,552	2,216	(2,216)	Note 5	52,552
Additional Paid-in Capital	2,497,478	197,500	(197,500)	Note 5	2,497,478
Currency adjustment translation	-	(28,980)	28,980	Note 5	-
Accumulated Deficit	(1,528,206)	(739,206)	140,294	Notes 2,5	(2,127,118)
TOTAL STOCKHOLDERS' EQUITY	1,021,824	(568,470)	(30,442)		422,912
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	1,174,865	192,075	(37,220)		1,329,720

ENERGTEK INC.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED CONDENSED PROFORMA STATEMENTS OF OPERATIONS
For the three months ended March 31, 2007

US Dollars	Energtek Inc. (Historical)	Angstore Technologies Ltd (Historical)	Pro forma adjustments	Reference	Pro forma Income Statement
Revenues	-	40,940	(40,940)	Note 2	-

Operating Expenses:
Consulting	201,799		(40,940)	Note 2	160,859
Research and Development expenses	117,964			117,964
Consulting-Related parties	-				-
Market Research	-				-
Market Research-Related parties	-				-
General and administrative expenses	388,104	58,073			446,177

Total Operating Expenses	589,903	176,037	(40,940)		725,000

Net loss from operations	(589,903)	(135,097)	-		(725,000)
Other Income
Interest Income(losses),net	4,681	(796)			3,885

Net Loss before minority interest in losses	(585,222)	(135,893)	-		(721,115)
Minority Interest			37,371		37,371
Net Loss	(585,222)	(135,893)	37,371		(683,744)

ENERGTEK INC.
(A DEVELOPMENT STAGE ENTERPRISE)
CONSOLIDATED CONDENSED PROFORMA STATEMENTS OF OPERATIONS
For the year ended December 31, 2006

US Dollars	Energtek Inc. (Historical)	Angstore Technologies Ltd (Historical)	Pro forma adjustments	Reference	Pro forma Income Statement
Revenues	-	98,978	(98,978)	Note 2	-

Operating Expenses:
Consulting	225,931				225,931
Research and Development expenses		207,807			207,807
Consulting-Related parties	152,450		(98,978)	Note 2	53,472
Market Research	23,347				23,347
Market Research-Related parties	137,050				137,050
General and administrative expenses	161,528	199,721			361,249
Total Operating Expenses	700,306	407,528	(98,978)		1,008,856
Net loss from operations	(700,306)	(308,550)	-		(1,008,856)
Other Income
Interest Income(losses),net	3,141	(15,484)			(12,343)
Option investment impairment	(50,000)				(50,000)
Patent impairment	(100,000)				(100,000)
Total other income(expenses)	(146,859)	(15,484)	-	-	(162,343)
Net Loss before minority interest in losses	(847,165)	(324,034)	-		(1,171,199)
Minority Interest			89,109		89,109
Net Loss	(847,165)	(324,034)	89,109		(1,082,090)

ENERGTEK, INC.
NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Note 1 - Basis of presentation
On June 29, 2007, Energtek Inc. (hereinafter “we” or the “Company”) entered into an Investment Agreement with Angstore Technologies Ltd. (“Angstore”), an Israeli company engaged in the development of Adsorbed Natural Gas systems and other clean energy technologies relating to natural gas vehicles. Pursuant to, and in accordance with, the Investment Agreement (the “Agreement”), the Company agreed to purchase an aggregate of 16,364 shares of Angstore’s common stock at a price per share of $27.50 for an aggregate amount of $450,010 (the “Purchased Shares”).

In accordance with the Agreement, 4,000 of the Purchased Shares, having an aggregate value of $110,000, were purchased and issued contemporaneously with the execution of the Agreement. Thereafter, an additional 8,000 of the Purchased Shares, having an aggregate value of $220,000, shall be purchased and issued on or before July 31, 2007, with the balance of the 4,364 of the Purchased Shares, having an aggregate value of $120,010, purchased and issued on or before August 31, 2007. As of June 30, 2007, the company owned 11,364 out of the 20,364 issued and outstanding shares of Angstore, which represent approximately 55.8% of the total issued and outstanding shares. As of the date of this report, the company owns 19,364 out of the 28,364 issued and outstanding shares of Angstore, which represent approximately 68.3% of the total issued and outstanding shares. Upon completion of the acquisition of the Purchased Shares in accordance with the Agreement, the Company will own an aggregate of 23,728 shares of Angstore representing approximately 72.5% of Angstore’s issued and outstanding common stock.

The accompanying unaudited pro forma statements of operations present the pro forma effects of the Angstore Technologies Ltd acquisition. The unaudited pro forma statements of operations for the three months ended March 31, 2007 and for the year ended December 31, 2006 are presented as though the acquisitions occurred on January 1, 2006. The unaudited pro forma balance sheet at March 31, 2007 is presented as though the Angstore Technologies Ltd acquisition occurred on that date.

Note 2 — To record the elimination of assets and liabilities, revenues and expenses related to the Energtek-Angstore customer-service provider relationship.

Note 3— To record the elimination of share investment in Angstore by Energtek.

Note 4— To record the sorting of Related parties of Angstore

Note 5—The Company will record an immediate write off of in-process research and development costs at the consummation of the purchase business combination.
A non-recurring charge of 598,911$ will be reflected in the registrant’s income statement in the next 6-months reporting period due to the immediate write off of in-process research and development